                                                                    EXHIBIT 99.2

                                   (CNA LOGO)

                           CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                                DECEMBER 31, 2004

                                     FINAL

                                                                      (CNA LOGO)
                            CNA FINANCIAL CORPORATION
                                TABLE OF CONTENTS
                                DECEMBER 31, 2004

                                                                                                              PAGE
                                                                                                              ----
Supplemental Financial Information                                                                            i-iii
Statements of Operations                                                                                        1
Components of Net Income and Per Share Data                                                                     2
Selected Balance Sheet Data and Statements of Cash Flows Data                                                   3
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Data                                     4
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Rollforward                              5
Investments by Segment Aggregation                                                                              6
Property & Casualty Results of Operations (Three Months Ended)                                                  7
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations (Three Months Ended)        8
Property & Casualty Results of Operations (Twelve Months Ended)                                                 9
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations (Twelve Months Ended)      10
Property & Casualty Operations and Corporate & Other Non-Core Segment - Catastrophe Losses                     11
Analysis of Pretax Net Investment Income                                                                       12
Statutory Data - Preliminary                                                                                   13
Property & Casualty Operations Loss and LAE Ratio Analysis                                                     14
Impact of Catastrophes                                                                                         15
Life & Group Non-Core Segment - GAAP Results of Operations (Three Months Ended)                                16
Life & Group Non-Core Segment - GAAP Results of Operations (Twelve Months Ended)                               17
Asbestos Summary by Policyholder Category                                                                      18

                                                                      (CNA LOGO)

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

SEGMENT CHANGES

In the first quarter of 2004, CNA revised its reportable segment structure to reflect changes in how it manages its core operations and makes business decisions. CNA now manages its Property & Casualty Operations in two operating segments which represent CNA's core operations: Standard Lines and Specialty Lines. The non-core operations are now managed in the Life & Group Non-Core and Corporate & Other Non-Core segments. Standard Lines includes standard property and casualty coverages sold to small and middle market commercial businesses primarily through an independent agency distribution system, and excess and surplus lines, as well as insurance and risk management products sold to large corporations. Specialty Lines provides a broad array of professional, financial and specialty property and casualty products and services. Life & Group Non-Core primarily includes the results of the life and group lines of business that have been sold or placed in run-off. The Group Benefits business was sold on December 31, 2003 and the Individual Life business was sold on April 30, 2004. Corporate & Other Non-Core contains certain corporate expenses such as interest on corporate debt and losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims. In addition, this segment includes the results of certain property and casualty insurance run-off operations including CNA Re (formerly a stand-alone property and casualty operating segment). Prior period segment disclosures have been conformed to the current year presentation. These segment disclosures, provided in the Supplemental Financial Information Appendix, are available on the company's website, for the years ended December 31, 2002 and 2003, including all quarters.

The changes made to CNA's reportable segments were as follows:

- CNA Global, which consists of marine and global standard lines, is now included in Standard Lines (formerly included in Specialty Lines).

- CNA Guaranty and Credit is currently in run-off and is now included in the Corporate & Other Non-Core segment (formerly included in Specialty Lines).

- CNA Re is currently in run-off and is also now included in the Corporate & Other Non-Core segment (CNA Re was formerly a stand-alone property and casualty operating segment).

- Group Operations & Life Operations (formerly separate operating segments) have now been combined into one reportable segment where the run-off of the retained group and life products is managed.

- Certain run-off life and group operations previously included in the Corporate & Other Non-Core segment are now included in the Life & Group Non-Core segment.

ACCOUNTING PRONOUNCEMENTS

- In July of 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-01). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-01 may not be applied retroactively to prior years' financial statements, therefore prior year amounts have not been conformed to the current year presentation.

   CNA adopted SOP 03-01 as of January 1, 2004. The assets and liabilities of certain guaranteed investment contracts and indexed group annuity contracts that were previously segregated and reported as separate accounts no longer qualify for separate account presentation. Prior to the adoption of SOP 03-01, the asset and liability presentation of these affected contracts were categorized as separate account assets and liabilities in the Balance Sheet. The results of operations from separate account business were primarily classified as other revenue in the Statements of Operations. In accordance with the provisions of SOP 03-01, the classification and presentation of certain balance sheet and income statement items have been modified within these financial statements. Accordingly, the investment securities previously classified as separate account assets have now been reclassified to the general account and are reported based on their investment classification whether available-for-sale or trading securities. The investment portfolio for the indexed group annuity contracts is classified as held for trading purposes and is carried at fair value, with both the net realized and unrealized gains (losses) included within net investment income in the Statements of Operations.

   CNA continues to have contracts that meet the criteria for separate account presentation. The assets and liabilities of these contracts are legally segregated and reported as assets and liabilities of the separate account business. Substantially all assets of the separate account business are carried at fair value. Separate account liabilities are carried at contract values.

                                                                      (CNA LOGO)

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

DEFINITIONS AND PRESENTATION

-  P&C OPERATIONS includes Standard Lines and Specialty Lines.

- LIFE & GROUP NON-CORE segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

- CORPORATE & OTHER NON-CORE segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re (formerly a stand-alone property and casualty segment). This segment also includes the results related to the centralized adjusting and settlement of APMT claims and interest expense on corporate debt.

- P&C COMPANIES includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

- Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

- The loss & loss adjustment expense (LAE) ratio represents claim and claim adjustment expenses, including the expenses incurred related to uncollectible reinsurance, as a percentage of net earned premiums. In 2004, the expenses incurred related to uncollectible reinsurance receivables were reclassified from "Other operating expenses" to "Insurance claims and policyholders' benefits" on the Statements of Operations. Prior period amounts and ratios have been reclassified to conform to the current year presentation. This reclassification had no impact on net income (loss) or the combined ratios in any period; however, this change generally had an unfavorable impact on the loss & loss adjustment expense ratios and a favorable impact on the expense ratios.

- The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.

-  The dividend ratio is the ratio of dividends incurred to net earned premiums.

- Limited partnerships (LPs) are a relatively small portion of CNA's overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

- As a result of the sale of the Group Benefits business on December 31, 2003, income statement results for 2004 are not comparable to 2003.

- On April 30, 2004, CNA completed the sale of its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. CNA's individual long term care and structured settlement businesses were excluded from the sale. Consideration from the sale was approximately $700 million, resulting in an after-tax realized investment loss on the sale of $389 million. The results of the business sold through the sale date are included in the Statements of Operations for the twelve months ended December 31, 2004. As a result of the sale, income statement results for the fourth quarter and year-to-date 2004 are not comparable to the corresponding 2003 results.

-  All amounts are in millions, except for per share and ratio information.

-  Certain immaterial differences are due to rounding.

                                                                      (CNA LOGO)

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This financial supplement presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. The non-GAAP measures are provided to enhance the understanding of the Company's results and should not be used in place of GAAP measures, such as net income (loss). Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations, including evaluation of financial results, product pricing, and resource allocation. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors, and certain decisions are made related to the sale or impairment of investments that will produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest, are a non-GAAP financial measure.

Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses, underwriting expenses and dividend expenses. Management uses underwriting results and operating ratios to monitor its insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains or losses. Examples of the types of amounts categorized as other revenues and expenses include non-risk bearing insurance activities, such as claims handling for third parties, and transactional foreign exchange gains and losses. Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses, underwriting expenses and dividend expenses.

Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners (NAIC) for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS


PERIOD ENDED DECEMBER 31                                           THREE MONTHS                         TWELVE MONTHS
                                                                                         FAV /                                FAV /
                                                                                       (UNFAV)                               (UNFAV)
(In millions)                                                    2004        2003      % CHANGE      2004         2003      % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Revenues:
    Net earned premiums                                        $  1,988     $  2,510      (21)%    $  8,209     $  9,214      (11)%
    Net investment income                                           462          436        6         1,674        1,647        2
    Realized investment gains (losses), net of
        participating policyholders' and minority interests         167           (6)     N/A          (248)         460     (154)
    Other revenues                                                   68          107      (36)          295          395      (25)
                                                               --------     --------               --------     --------
Total revenues                                                    2,685        3,047      (12)        9,930       11,716      (15)
                                                               --------     --------               --------     --------
Claims, benefits and expenses:
    Insurance claims and policyholders' benefits                  1,587        1,967       19         6,446       10,287       37
    Other operating expenses                                        649          803       19         2,863        3,651       22
    Interest                                                         30           30       --           124          130        5
                                                               --------     --------               --------     --------
Total claims, benefits and expenses                               2,266        2,800       19         9,433       14,068       33
                                                               --------     --------               --------     --------
Income (loss) before income tax and minority interest               419          247       70           497       (2,352)     121
Income tax (expense) benefit                                       (106)         (70)     (51)          (29)         913     (103)
Minority interest                                                    (8)          (3)    (167)          (27)           6      N/A
                                                               --------     --------               --------     --------
Net income (loss)                                              $    305     $    174     75 %      $    441     $ (1,433)   131 %
                                                               ========     ========               ========     ========

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA



PERIOD ENDED DECEMBER 31                                              THREE MONTHS                    TWELVE MONTHS
                                                                                          FAV /                             FAV /
                                                                                         (UNFAV)                           (UNFAV)
(In millions, except per share data)                                2004        2003    % CHANGE     2004       2003      % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET INCOME
    Income (loss) before net realized investment gains (losses)    $   201    $   194       4 %    $   594     $(1,718)    135 %
    Net realized investment gains (losses), net of
        participating policyholders' and minority interests            104        (20)      N/A       (153)        285      (154)
                                                                   -------    -------              -------     -------
Net income (loss)                                                  $   305    $   174      75 %    $   441     $(1,433)    131 %
                                                                   =======    =======              =======     =======

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
                                                                   -------    -------              -------     -------
Basic and diluted earnings (loss) per share available to
common stockholders (1)                                            $  1.12    $  0.67      67 %    $  1.47     $ (6.58)    122 %
                                                                   =======    =======              =======     =======

Weighted average outstanding common stock and common stock           256.0      237.0                256.0     227.0
    equivalents (2)


(1) The three and twelve months ended December 31, 2004 per share results available to common stockholders are reduced by $17 million and $65 million, or $0.06 per share and $0.25 per share, of undeclared preferred stock dividends. The three and twelve months ended December 31, 2003 per share results available to common stockholders are reduced by $15 million and $60 million, or $0.06 per share and $0.27 per share, of undeclared preferred stock dividends.

(2) Included in the weighted average shares of common stock are the effects of additional common stock equivalents related to the November of 2003 sale of shares to Loews Corporation. The effect of the preferred shares has been included in weighted average shares since issuance. The preferred shares were converted into 32.3 million shares of CNA common stock on April 20, 2004.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND STATEMENTS OF CASH FLOWS DATA


(In millions, except per share data)                               DECEMBER 31, 2004         DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------
Total assets                                                            $ 62,500                 $ 68,612
Insurance reserves                                                        43,650                   45,492
Debt                                                                       2,257                    1,904
Total liabilities                                                         53,018                   59,404
Minority interest                                                            275                      256
Accumulated other comprehensive income                                       650                      841
Total stockholders' equity                                                 9,207                    8,952

Book value per common share                                             $  32.55                 $  31.80
Book value per common share excluding unrealized
    gain or loss on fixed maturity securities                           $  29.85                 $  28.98

Outstanding shares of common stock (in millions of shares) (1)             256.0                    255.9


THREE MONTHS ENDED
DECEMBER 31
(In millions)                                                             2004             2003
---------------------------------------------------------------------------------------------------
Net cash flows provided by operating activities                         $    348         $    278

Net cash flows used by investing activities                                 (870)            (863)

Net cash flows provided by financing activities                              546              546
                                                                        --------         --------

Net cash flows                                                          $     24         $    (39)
                                                                        ========         ========


TWELVE MONTHS ENDED
DECEMBER 31
(In millions)                                                             2004              2003
---------------------------------------------------------------------------------------------------
Net cash flows provided by operating activities                         $ 1,607            $ 1,760

Net cash flows used by investing activities                              (2,019)            (2,133)

Net cash flows provided by financing activities                             368                386
                                                                        -------            -------

Net cash flows                                                          $   (44)           $    13
                                                                        =======            =======


(1) Included in the outstanding shares of common stock are the effects of additional common stock equivalents related to the November of 2003 sale of $750 million of convertible preferred shares to Loews Corporation. The effect of the preferred shares has been included in weighted average shares since issuance. The preferred shares were converted into 32.3 million shares of CNA common stock on April 20, 2004.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA


CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)
(In millions)
                                    STANDARD LINES            SPECIALTY LINES           P&C OPERATIONS
------------------------------------------------------------------------------------------------------
As of December 31, 2004
    Gross                                $14,302                  $ 4,860                  $19,162
    Ceded                                  4,999                    1,627                    6,626
                                         -------                  -------                  -------
    Net                                    9,303                    3,233                   12,536
                                         -------                  -------                  -------

As of December 31, 2003
    Gross                                 14,282                    4,200                   18,482
    Ceded                                  5,315                    1,281                    6,596
                                         -------                  -------                  -------
    Net                                  $ 8,967                  $ 2,919                  $11,886
                                         -------                  -------                  -------



CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)
(In millions)
                                   LIFE & GROUP NON-CORE (1)  CORPORATE & OTHER NON-CORE      TOTAL OPERATIONS
--------------------------------------------------------------------------------------------------------------
As of December 31, 2004
    Gross                                    $ 3,680                 $ 8,678                         $31,520
    Ceded                                      1,856                   5,502                          13,984
                                             -------                 -------                         -------
    Net                                        1,824                   3,176                          17,536
                                             -------                 -------                         -------

As of December 31, 2003
    Gross                                      3,576                   9,672                          31,730
    Ceded                                      1,685                   5,935                          14,216
                                             -------                 -------                         -------
    Net                                      $ 1,891                 $ 3,737                         $17,514
                                             -------                 -------                         -------

(1) Gross reserves as of December 31, 2004 and December 31, 2003 include $319 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of December 31, 2004 and December 31, 2003 include $123 million and $230 million of life company reserves, which are primarily related to accident and health business.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD (1)


PERIOD ENDED DECEMBER 31                                           THREE MONTHS      TWELVE MONTHS
                                                                       ENDED             ENDED
(In millions)
--------------------------------------------------------------------------------------------------
Claim & claim adjustment expense reserves, beginning of period
     Gross                                                          $ 31,495          $ 31,730
     Ceded                                                            14,038            14,216
                                                                    --------          --------
     Net                                                              17,457            17,514
                                                                    --------          --------

Net incurred claim & claim adjustment expenses                         1,535             6,438

Net claim & claim adjustment expense payments                         (1,456)           (6,374)

Reduction of net reserves due to life sale (2)                            --               (42)

                                                                    --------          --------
Claim & claim adjustment expense reserves, end of period
     Net                                                              17,536            17,536
     Ceded                                                            13,984            13,984
                                                                    --------          --------
     Gross                                                          $ 31,520          $ 31,520
                                                                    ========          ========

(1) Gross reserves as of December 31, 2004 and December 31, 2003 include $319 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of December 31, 2004 and December 31, 2003 include $123 million and $230 million of life company reserves, which are primarily related to accident and health business.

(2) On April 30, 2004, CNA completed the sale of its individual Life & Annuity business to Swiss Re. As a result of the sale, net claim and claim adjustment reserves were reduced by $42 million.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
INVESTMENTS BY SEGMENT AGGREGATION


                                                          DECEMBER 31, 2004       DECEMBER 31, 2003

(In millions)                                          BOOK VALUE   FAIR VALUE   BOOK VALUE   FAIR VALUE
--------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY AND CORPORATE & OTHER NON-CORE:
   Fixed Maturities - Taxable                            $15,072      $15,346      $11,623      $11,893
   Fixed Maturities - Tax Exempt                           7,680        7,800        6,848        7,004
   Equities                                                  232          351          225          448
   Short-term                                              3,599        3,600        6,689        6,689
   Limited Partnership Investments                         1,195        1,195        1,113        1,113
   Mortgage Loans & Other                                     34           26           48           58
                                                         -------      -------      -------      -------
      Subtotal                                            27,812       28,318       26,546       27,205
   Securities Lending Collateral                             904          904          307          307
                                                         -------      -------      -------      -------
      TOTAL INVESTMENTS                                  $28,716      $29,222      $26,853      $27,512
                                                         -------      -------      -------      -------

LIFE & GROUP NON-CORE (1):
   Fixed Maturities - Taxable                            $ 6,495      $ 7,124      $ 8,155      $ 8,815
   Fixed Maturities - Tax Exempt                           1,019        1,057          939          966
   Equities                                                   88          105           68           79
   Short-term                                              1,345        1,345          419          419
   Limited Partnership Investments                           354          354            4            4
   Mortgage Loans & Other                                     23           10          197          182
                                                         -------      -------      -------      -------
      Subtotal                                             9,324        9,995        9,782       10,465
   Securities Lending Collateral                              14           14          123          123
                                                         -------      -------      -------      -------
      TOTAL INVESTMENTS                                  $ 9,338      $10,009      $ 9,905      $10,588
                                                         -------      -------      -------      -------


TOTAL INVESTMENTS                                        $38,054      $39,231      $36,758      $38,100
                                                         =======      =======      =======      =======


(1) As a result of SOP 03-01, the following investment securities, previously classified as separate account assets, have been reclassified to the general account in 2004. As of December 31, 2003, the investments were reflected within separate accounts in the Balance Sheet and are not included in the December 31, 2003 column above; details of the December 31, 2003 balances are presented below. Refer to page i for further discussion on SOP 03-01.

                                        BOOK VALUE       FAIR VALUE
                                        ----------       ----------
Fixed Maturities - Taxable                $1,048           $1,147
Equities                                      43               47
Short-term                                   475              476
Limited Partnership Investments              351              351
Mortgage Loans & Other                         2                2
                                          ------           ------
TOTAL INVESTMENTS                         $1,919           $2,023
                                          ======           ======

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS

                                        STANDARD LINES                 SPECIALTY LINES                  P&C OPERATIONS
THREE MONTHS ENDED              ---------------------------------  -----------------------------  ---------------------------------
DECEMBER 31                                         FAV / (UNFAV)                  FAV / (UNFAV)                      FAV / (UNFAV)
(In millions)                     2004      2003      % CHANGE      2004    2003    % CHANGE       2004       2003     % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums          $ 1,441   $ 1,575         (9)%     $ 733   $ 670          9%      $ 2,174   $ 2,245        (3)%
Net written premiums              1,062     1,173         (9)        619     547         13         1,681     1,720        (2)

Net earned premiums               1,161     1,292        (10)        605     502         21         1,766     1,794        (2)
Claim and claim adjustment
  expenses                          777       872         11         382     339        (13)        1,159     1,211         4
Acquisition expenses                249       257          3         111      77        (44)          360       334        (8)
Underwriting expenses               145       164         12          40      44          9           185       208        11
Policyholders' dividends              7        14         50          --       1        N/A             7        15        53
                                -------   -------                  -----   -----                  -------   -------
Underwriting income (loss)          (17)      (15)       (13)         72      41         76            55        26       112
                                -------   -------                  -----   -----                  -------   -------
Net investment income               113       118         (4)         64      52         23           177       170         4
Other revenues                       27        33        (18)         28      34        (18)           55        67       (18)
Other expenses                       10        39         74          29      33         12            39        72        46
                                -------   -------                  -----   -----                  -------   -------
Income before income tax,
  minority interest and net
  realized investment gains         113        97         16         135      94         44           248       191        30
Income tax expense                  (26)       (8)       N/A         (43)    (29)       (48)          (69)      (37)      (86)
Minority interest                    (4)       (3)       (33)         (4)     --        N/A            (8)       (3)     (167)
                                -------   -------                  -----   -----                  -------   -------
Income before net realized
  investment gains                   83        86         (3)         88      65         35           171       151        13
Realized investment gains           118       112          5          47      33         42           165       145        14
Income tax expense on realized
    investment gains                (44)      (39)       (13)        (16)    (11)       (45)          (60)      (50)      (20)
                                -------   -------                  -----   -----                  -------   -------
Net income                      $   157   $   159         (1)%     $ 119   $  87         37%      $   276   $   246        12%
                                =======   =======                  =====   =====                  =======   =======
FINANCIAL RATIOS
Loss & LAE                         66.9%     67.5%                  63.0%   67.7%                    65.6%     67.5%
Acquisition expense                21.5      19.9                   18.3    15.3                     20.4      18.6
Underwriting expense               12.5      12.7                    7.0     8.8                     10.5      11.7
Dividends                           0.6       1.1                   (0.1)    0.2                      0.4       0.8
                                -------   -------                  -----   -----                  -------   -------
Expense ratio, including
  dividends                        34.6      33.7                   25.2    24.3                     31.3      31.1
                                -------   -------                  -----   -----                  -------   -------
Combined ratio                    101.5%    101.2%                  88.2%   92.0%                    96.9%     98.6%
                                =======   =======                  =====   =====                  =======   =======

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS

                                  P&C OPERATIONS        LIFE & GROUP NON-CORE        CORPORATE & OTHER NON-CORE
THREE MONTHS ENDED              -----------------   -----------------------------  -----------------------------
DECEMBER 31                                                         FAV / (UNFAV)                  FAV / (UNFAV)
(In millions)                     2004      2003     2004    2003     % CHANGE      2004    2003     % CHANGE
-----------------------------------------------------------------------------------------------------------------
Net earned premiums             $ 1,766   $ 1,794   $ 211   $ 576        (63)%     $  11   $ 140        (92)%
Insurance claims &
  policyholders' benefits         1,159     1,211     391     600         35          32     138         77
Policyholders' dividends              7        15      (2)      3        167          --      --        N/A
Insurance related expenses          545       542      79     177         55         (16)      9        N/A
Net investment income               177       170     235     203         16          50      63        (21)
Other revenues                       55        67      19      53        (64)         (6)    (13)        54
Other expenses                       39        72      18      --        N/A          14      33         58
                                -------   -------   -----   -----                  -----   -----
Income (loss) before income
  tax, minority interest
  and net realized
  investment gains (losses)         248       191     (21)     52       (140)         25      10        150
Income tax (expense) benefit        (69)      (37)     12     (15)       180          14      (4)       N/A
Minority interest                    (8)       (3)     --      --        N/A          --      --        N/A
                                -------   -------   -----   -----                  -----   -----
Income (loss) before net
  realized investment gains
  (losses)                          171       151      (9)     37       (124)         39       6        N/A
Realized investment gains
  (losses)                          165       145       1    (150)       101           1      (1)       200
Income tax (expense) benefit
  on realized investment gains
  (losses)                          (60)      (50)     (1)     36       (103)         (2)     --        N/A
                                -------   -------   -----   -----                  -----   -----
Net income (loss)               $   276   $   246   $  (9)  $ (77)        88%      $  38   $   5        N/A%
                                =======   =======   =====   =====                  =====   =====

                                        TOTAL OPERATIONS
THREE MONTHS ENDED              ---------------------------------
DECEMBER 31                                         FAV / (UNFAV)
(In millions)                     2004     2003       % CHANGE
-----------------------------------------------------------------
Net earned premiums             $ 1,988   $ 2,510       (21)%
Insurance claims &
  policyholders' benefits         1,582     1,949        19
Policyholders' dividends              5        18        72
Insurance related expenses          608       728        16
Net investment income               462       436         6
Other revenues                       68       107       (36)
Other expenses                       71       105        32
                                -------   -------
Income (loss) before income
  tax, minority interest
  and net realized
  investment gains (losses)         252       253        --
Income tax (expense) benefit        (43)      (56)       23
Minority interest                    (8)       (3)     (167)
                                -------   -------
Income (loss) before net
  realized investment gains
  (losses)                          201       194         4
Realized investment gains
  (losses)                          167        (6)      N/A
Income tax (expense) benefit
  on realized investment gains
  (losses)                          (63)      (14)      N/A
                                -------   -------
Net income (loss)               $   305   $   174        75%
                                =======   =======

OTHER FINANCIAL DATA              P&C OPERATIONS       LIFE & GROUP NON-CORE        CORPORATE & OTHER NON-CORE
Property & Casualty Company     -----------------   -----------------------------  -----------------------------
Information                                                         FAV / (UNFAV)                  FAV / (UNFAV)
                                  2004      2003     2004   2003      % CHANGE      2004    2003     % CHANGE
----------------------------------------------------------------------------------------------------------------
Gross written premiums          $ 2,174   $ 2,245   $ 265   $ 307        (14)%     $ 358   $ 477        (25)%
Net written premiums              1,681     1,720     161     128         26           7      39        (82)
Net earned premiums               1,766     1,794     167     130         28          10     163        (94)
Underwriting income (loss)           55        26    (108)   (119)         9          (5)     (5)        --


FINANCIAL RATIOS

Loss & LAE                         65.6%     67.5%  127.7%  166.3%                   N/M%    N/M%
Acquisition expense                20.4      18.6    14.5    19.1                    N/M     N/M
Underwriting expense               10.5      11.7    22.8     5.5                    N/M     N/M
Dividends                           0.4       0.8      --      --                    N/M     N/M
                                  -----      ----   -----   -----                   ----    ----
Expense ratio, including
  dividends                        31.3      31.1    37.3    24.6                    N/M     N/M
                                  -----      ----   -----   -----                   ----    ----
Combined ratio                     96.9%     98.6%  165.0%  190.9%                   N/M%    N/M%
                                  =====      ====   =====   =====                   ====    ====

OTHER FINANCIAL DATA                    TOTAL OPERATIONS
Property & Casualty Company     --------------------------------
Information                                        FAV / (UNFAV)
                                  2004      2003      % CHANGE
----------------------------------------------------------------
Gross written premiums          $ 2,797   $ 3,029        (8)%
Net written premiums              1,849     1,887        (2)
Net earned premiums               1,943     2,087        (7)
Underwriting income (loss)          (58)      (98)       41


FINANCIAL RATIOS

Loss & LAE                         72.2%     76.1%
Acquisition expense                20.0      18.3
Underwriting expense               10.5       9.7
Dividends                           0.3       0.7
                                -------      ----
Expense ratio, including
  dividends                        30.8      28.7
                                -------      ----
Combined ratio                    103.0%    104.8%
                                =======      ====

N/M = Not Meaningful

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS

                                         STANDARD LINES                   SPECIALTY LINES                     P&C OPERATIONS
TWELVE MONTHS ENDED            --------------------------------- ---------------------------------  --------------------------------
DECEMBER 31                                        FAV / (UNFAV)                     FAV / (UNFAV)                     FAV / (UNFAV)
(In millions)                    2004      2003      % CHANGE      2004      2003     % CHANGE        2004      2003     % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums         $ 5,936   $ 6,486        (8)%     $ 2,825   $ 2,629          7%      $ 8,761   $ 9,115        (4)%
Net written premiums             4,582     4,561        --         2,391     2,038         17         6,973     6,599         6

Net earned premiums              4,917     4,530         9         2,277     1,840         24         7,194     6,370        13
Claim and claim adjustment
  expenses                       3,478     4,442        22         1,441     1,648         13         4,919     6,090        19
Acquisition expenses             1,109     1,260        12           429       332        (29)        1,538     1,592         3
Underwriting expenses              593       676        12           165       176          6           758       852        11
Policyholders' dividends             9       100        91             5         3        (67)           14       103        86
                               -------   -------                 -------   -------                  -------   -------
Underwriting income (loss)        (272)   (1,948)       86           237      (319)       174           (35)   (2,267)       98
                               -------   -------                 -------   -------                  -------   -------
Net investment income              495       407        22           246       201         22           741       608        22
Other revenues                     129       199       (35)          121       116          4           250       315       (21)
Other expenses                      94       197        52           113       101        (12)          207       298        31
                               -------   -------                 -------   -------                  -------   -------
Income (loss) before income
  tax, minority interest
  and net realized investment
  gains                            258    (1,539)      117           491      (103)       N/A           749    (1,642)      146
Income tax (expense) benefit       (27)      592      (105)         (150)       59        N/A          (177)      651      (127)
Minority interest                  (10)       (4)     (150)          (17)       10        N/A           (27)        6       N/A
                               -------   -------                 -------   -------                  -------   -------
Income (loss) before net
  realized investment gains        221      (951)      123           324       (34)       N/A           545      (985)      155
Realized investment gains          219       361       (39)           84       114        (26)          303       475       (36)
Income tax expense on
  realized investment gains        (80)     (127)       37           (30)      (40)        25          (110)     (167)       34
                               -------   -------                 -------   -------                  -------   -------
Net income (loss)              $   360   $  (717)      150%      $   378   $    40        N/A%      $   738   $  (677)      N/A%
                               =======   =======                 =======   =======                  =======   =======
FINANCIAL RATIOS
Loss & LAE                        70.7%     98.1%                   63.3%     89.6%                    68.4%     95.6%
Acquisition expense               22.6      27.7                    18.8      18.0                     21.4      25.0
Underwriting expense              12.0      15.0                     7.3       9.6                     10.5      13.4
Dividends                          0.2       2.2                     0.2       0.2                      0.2       1.6
                               -------   -------                 -------   -------                  -------   -------
Expense ratio, including
  dividends                       34.8      44.9                    26.3      27.8                     32.1      40.0
                               -------   -------                 -------   -------                  -------   -------
Combined ratio                   105.5%    143.0%                   89.6%    117.4%                   100.5%    135.6%
                               =======   =======                 =======   =======                  =======   =======

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS

TWELVE MONTHS ENDED           P&C OPERATIONS         LIFE & GROUP NON-CORE     CORPORATE & OTHER NON-CORE       TOTAL OPERATIONS
DECEMBER 31
                                                                     FAV /                      FAV /                        FAV /
                                                                    (UNFAV)                    (UNFAV)                      (UNFAV)
(In millions)                 2004       2003       2004     2003  % CHANGE    2004      2003  % CHANGE   2004     2003    % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              s
Net earned premiums          $7,194   $  6,370    $  921   $2,376     (61)%   $  94   $   468     (80)%  $8,209   $ 9,214     (11)%
Insurance claims &
 policyholders' benefits      4,919      6,090     1,372    2,384      42       144     1,699      92     6,435    10,173      37
Policyholders' dividends         14        103        (3)      10     130        --         1     N/A        11       114      90
Insurance related expenses    2,296      2,444       327      754      57        26       178      85     2,649     3,376      22
Net investment income           741        608       692      821     (16)      241       218      11     1,674     1,647      (2)
Other revenues                  250        315        91      163     (44)      (46)      (83)     45       295       395     (25)
Other expenses                  207        298        76       66     (15)       55        41     (34)      338       405      17
                             ------   --------    ------   ------             -----   -------            ------   -------
Income (loss) before
  income tax, minority
  interest and
  net realized
  investment gains (losses)     749     (1,642)      (68)     146    (147)       64    (1,316)    105       745    (2,812)    126
Income tax (expense)
  benefit                      (177)       651        39      (33)    N/A        14       470     (97)     (124)    1,088    (111)
Minority interest               (27)         6        --       --     N/A        --        --     N/A       (27)        6     N/A
                             ------   --------    ------   ------             -----   -------            ------   -------
Income (loss) before
  net realized investment
  gains (losses)                545       (985)      (29)     113    (126)       78      (846)    109       594    (1,718)    135
Realized investment
  gains (losses)                303        475      (615)    (141)    N/A        64       126     (49)     (248)      460    (154)
Income tax (expense)
  benefit on realized
  investment gains (losses)    (110)      (167)      230       33     N/A       (25)      (41)     39        95      (175)    154
                             ------   --------    ------   ------             -----   -------            ------   -------
Net income (loss)            $  738   $   (677)   $ (414)  $    5     N/A%    $ 117   $  (761)    115%   $  441   $(1,433)    131%
                             ======   ========    ======   ======             =====   =======            ======   =======

OTHER FINANCIAL DATA      P&C OPERATIONS       LIFE & GROUP NON-CORE      CORPORATE & OTHER NON-CORE         TOTAL OPERATIONS

Property & Casualty
Company Information
                                                                  FAV /                      FAV /                           FAV /
                                                                 (UNFAV)                    (UNFAV)                          (UNFAV)
                           2004      2003       2004     2003   % CHANGE   2004      2003   % CHANGE      2004       2003   % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums   $ 8,761   $ 9,115   $ 1,102  $ 1,296     (15)%  $ 1,921   $ 2,598     (26)%   $11,784   $ 13,009     (9)%
Net written premiums       6,973     6,599       633      524      21        (12)      480    (103)      7,594      7,603     --
Net earned premiums        7,194     6,370       621      520      19        110       565     (81)      7,925      7,455      6
Underwriting loss            (35)   (2,267)     (392)    (350)    (12)       (76)   (1,421)     95        (503)    (4,038)    88

FINANCIAL RATIOS
Loss & LAE                  68.4%     95.6%    134.4%   139.3%             145.1%    317.8%               74.6%     115.4%
Acquisition expense         21.4      25.0      10.5     18.1               25.5      26.1                20.6       24.6
Underwriting expense        10.5      13.4      18.2      9.8               (1.7)      7.5                10.9       12.8
Dividends                    0.2       1.6        --       --                 --        --                 0.2        1.4
                           -----     -----     -----    -----              -----     -----               -----      -----
Expense ratio,
 including dividends        32.1      40.0      28.7     27.9               23.8      33.6                31.7       38.8
                           -----     -----     -----    -----              -----     -----               -----      -----
Combined ratio             100.5%    135.6%    163.1%   167.2%             168.9%    351.4%              106.3%     154.2%
                           =====     =====     =====    =====              =====     =====               =====      =====

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS AND CORPORATE & OTHER NON-CORE SEGMENT - CATASTROPHE LOSSES


CATASTROPHE LOSSES (PRETAX)                                                                      CORPORATE &
(In millions)                            STANDARD LINES    SPECIALTY LINES    P&C OPERATIONS   OTHER NON-CORE    TOTAL (1)
--------------------------------------------------------------------------------------------------------------------------
Three months ended December 31, 2004          $   5              $   2             $     7         $    -         $     7
Twelve months ended December 31, 2004           260                 15                 275              3             278

Three months ended December 31, 2003          $   2              $   1             $     3         $    8         $    11
Twelve months ended December 31, 2003           110                  4                 114             29             143

CATASTROPHE LOSSES (AFTER-TAX)                                                                 CORPORATE &
(In millions)                            STANDARD LINES    SPECIALTY LINES   P&C OPERATIONS   OTHER NON-CORE   TOTAL (1)
------------------------------------------------------------------------------------------------------------------------
Three months ended December 31, 2004         $    3             $   1            $    4            $   -        $    4
Twelve months ended December 31, 2004           169                10               179                2           181

Three months ended December 31, 2003         $    1             $   1            $    2            $   5        $    7
Twelve months ended December 31, 2003            71                 3                74               19            93

(1) For the three and twelve months ended December 31, 2004, the above amounts exclude $3 million pretax ($2 million after-tax) and $8 million pretax ($5 million after-tax) of reinstatement premium related to the third quarter 2004 hurricanes. For the twelve months ended December 31, 2004, the above amounts exclude $15 million pretax ($10 million after-tax) of estimated assessments related to the third quarter 2004 hurricanes. For the twelve months ended December 31, 2004, the above amounts include losses of $250 million pretax ($163 million after-tax) related to Hurricanes Charley, Frances, Ivan and Jeanne.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME


---------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                    STANDARD LINES
---------------------------------------------------------------------------------------------------------------------------------
                                                1Q03    2Q03    3Q03    4Q03   YTD 2003   1Q04    2Q04    3Q04    4Q04   YTD 2004
                                                ----    ----    ----    ----   --------   ----    ----    ----    ----   --------
Limited partnership income                     $  13   $  43   $  35   $  35    $ 126    $  37   $  13   $  12   $  39    $ 101
Interest on funds withheld and other deposits    (34)    (77)   (115)    (43)    (269)     (38)    (43)    (44)    (70)    (195)
Income from trading securities                    --      --      --      --       --       --      --      --       1        1
Other investment income                          150     139     135     126      550      139     149     157     143      588
                                               ----------------------------------------------------------------------------------
Net investment income                          $ 129   $ 105   $  55   $ 118    $ 407    $ 138   $ 119   $ 125   $ 113    $ 495
                                               ==================================================================================


---------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                    SPECIALTY LINES
---------------------------------------------------------------------------------------------------------------------------------
                                                1Q03    2Q03    3Q03    4Q03   YTD 2003   1Q04    2Q04    3Q04    4Q04   YTD 2004
                                                ----    ----    ----    ----   --------   ----    ----    ----    ----   --------
Limited partnership income                     $   4   $  14   $  11   $  11   $   40    $  13   $   5   $   4   $  14   $   36
Interest on funds withheld and other deposits     (5)     (7)    (11)     (2)     (25)      (2)     (2)     (3)     (7)     (14)
Income from trading securities                     -       -       -       -        -        -       -       -       -        -
Other investment income                           50      46      47      43      186       51      56      60      57      224
                                               ----------------------------------------------------------------------------------
Net investment income                          $  49   $  53   $  47   $  52   $  201    $  62   $  59   $  61   $  64   $  246
                                               ==================================================================================


---------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                    P&C OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                1Q03    2Q03    3Q03    4Q03   YTD 2003   1Q04    2Q04    3Q04    4Q04   YTD 2004
                                                ----    ----    ----    ----   --------   ----    ----    ----    ----   --------
Limited partnership income                     $  17   $  57   $  46   $  46   $  166    $  50   $  18   $  16   $  53   $  137
Interest on funds withheld and other deposits    (39)    (84)   (126)    (45)    (294)     (40)    (45)    (47)    (77)    (209)
Income from trading securities                     -       -       -       -        -        -       -       -       1        1
Other investment income                          200     185     182     169      736      190     205     217     200      812
                                               ----------------------------------------------------------------------------------
Net investment income                          $ 178   $ 158   $ 102   $ 170   $  608    $ 200   $ 178   $ 186   $ 177   $  741
                                               ==================================================================================


---------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                 LIFE & GROUP NON-CORE
---------------------------------------------------------------------------------------------------------------------------------
                                                1Q03    2Q03    3Q03    4Q03   YTD 2003   1Q04    2Q04    3Q04    4Q04   YTD 2004
                                                ----    ----    ----    ----   --------   ----    ----    ----    ----   --------
Limited partnership income                     $   1   $   -   $   1   $   1   $    3    $   1   $   -   $   2   $   -   $    3
Interest on funds withheld and other deposits      -       -       -       -        -        -       -       -       -        -
Income from trading securities (1) (2)             -       -       -       -        -       28      19     (19)    107      135
Other investment income                          202     211     203     202      818      177     123     126     128      554
                                               ----------------------------------------------------------------------------------
Net investment income (1)                      $ 203   $ 211   $ 204   $ 203   $  821    $ 206   $ 142   $ 109   $ 235   $  692
                                               ==================================================================================


---------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                              CORPORATE & OTHER NON-CORE
---------------------------------------------------------------------------------------------------------------------------------
                                                1Q03    2Q03    3Q03    4Q03   YTD 2003   1Q04    2Q04    3Q04    4Q04   YTD 2004
                                                ----    ----    ----    ----   --------   ----    ----    ----    ----   --------
Limited partnership income                     $   5   $  18   $  14   $  15   $   52    $  16   $   6   $   6   $  18   $   46
Interest on funds withheld and other deposits     (8)     (9)    (22)    (11)     (50)     (10)    (11)     (8)    (29)     (58)
Income from trading securities                     -       -       -       -        -        -       -       -       -        -
Other investment income                           54      49      54      59      216       61      65      66      61      253
                                               ----------------------------------------------------------------------------------
Net investment income                          $  51   $  58   $  46   $  63   $  218    $  67   $  60   $  64   $  50   $  241
                                               ==================================================================================


---------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                   TOTAL OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                1Q03    2Q03    3Q03    4Q03   YTD 2003   1Q04    2Q04    3Q04    4Q04   YTD 2004
                                                ----    ----    ----    ----   --------   ----    ----    ----    ----   --------
Limited partnership income                     $  23   $  75   $  61   $  62   $  221    $  67   $  24   $  24   $  71   $  186
Interest on funds withheld and other deposits    (47)    (93)   (148)    (56)    (344)     (50)    (56)    (55)   (106)    (267)
Income from trading securities (1) (2)             -       -       -       -        -       28      19     (19)    108      136
Other investment income                          456     445     439     430    1,770      428     393     409     389    1,619
                                               ----------------------------------------------------------------------------------
Net investment income (1)                      $ 432   $ 427   $ 352   $ 436   $1,647    $ 473   $ 380   $  359   $ 462   $1,674
                                               ==================================================================================

(1) Net investment income in 2004 includes income from trading securities. See Accounting Pronouncements on page ii for the discussion of SOP 03-01.

(2) Includes $8 million, $6 million, $1 million, and $11 million for the first quarter, second quarter, third quarter and fourth quarter of 2004 related to limited partnership investment income that supports indexed group annuity contracts.

\CNA FINANCIAL CORPORATION                                           [CNA LOGO]
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY


PERIOD ENDED DECEMBER 31                       THREE MONTHS                          TWELVE MONTHS
Income Statement                        (Preliminary)              FAV / (UNFAV)  (Preliminary)                FAV / (UNFAV)
(In millions)                              2004            2003      % CHANGE         2004        2003           % CHANGE
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY COMPANIES
   Gross written premiums               $    2,431     $   3,875         (37)%    $     9,514  $  13,387            (29)%
   Net written premiums                      1,702         1,778          (4)           7,087      6,992              1

   Net earned premiums                       1,637         1,279         (28)           6,702      5,907            (13)
   Claim and claim adjustment expenses       1,213           866         (40)           5,237      6,979             25
   Acquisition expenses                        246           228          (8)           1,162      1,290             10
   Underwriting expenses                       196            91        (115)             773      1,129             32
   Policyholders' dividends                     11            17          35               43         68             37
                                         ----------     ---------                  -----------  ---------
   Underwriting Loss                           (29)           77        (138)            (513)    (3,559)            86
   Net investment income                       363           878         (59)           1,326      1,726            (23)
   Other revenues/expenses                    (143)         (111)        (29)            (466)      (383)           (22)
   Income tax (expense) benefit                (59)          (38)        (55)            (244)       674           (136)
   Net realized gains (losses)                 174          (404)        143              462         58            N/A
                                         ----------     ---------                  -----------  ---------
   Net income (loss)                    $      306     $     402         (24)%    $       565  $  (1,484)           138 %
                                         ==========     =========                  ===========  =========

FINANCIAL RATIOS
    Loss and LAE                              74.1%         67.7%                        78.1%     118.1%
    Acquisition expense                       14.5          12.8                         16.4       18.5
    Underwriting expense                      11.4           5.1                         11.0       16.1
    Policyholders' dividends                   0.7           1.4                          0.6        1.2
                                         ----------     ---------                  -----------  ---------
    Expense ratio                             26.6          19.3                         28.0       35.8
                                         ----------     ---------                  -----------  ---------
    Combined ratio                           100.7%         87.0%                       106.1%     153.9%
                                         ==========     =========                  ===========  =========

LIFE COMPANIES
    Earned premium                      $       45     $     440                  $       324  $   1,916


SUPPLEMENTAL STATUTORY DATA
                                          (PRELIMINARY)
(In millions)                          DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
PROPERTY & CASUALTY COMPANIES
    Statutory surplus (1)              $           7,097      $        6,170

LIFE COMPANIES
   Statutory surplus                   $           1,178      $          707
   Gross life insurance in force                  56,645             388,968



(1) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiaries.

CNA FINANCIAL CORPORATION                                             [CNA LOGO]
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS
LOSS AND LAE RATIO ANALYSIS

                                                                                STANDARD LINES
                                                        -----------------------------------------------------------------
                                                              2004 YTD              2003 FY               2003 FY
                                                            EVALUATED AT          EVALUATED AT         EVALUATED AT
                                                              12/31/04              12/31/03             12/31/04
                                                        -----------------------------------------------------------------
Gross Accident Year                                                  67.2%                 65.4%                62.1%
     Impact of Reinsurance                                            2.0                   2.4                  1.9
                                                        ------------------    ------------------   ------------------
Net Accident Year                                                    69.2                  67.8                 64.0%
                                                                                                   ==================
     Impact of Corporate Covers                                      (0.2)                 (6.4)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance                   1.7                  36.7
                                                        ------------------    ------------------
Net Calendar Year                                                    70.7%                 98.1%
                                                        ==================    ==================

                                                                               SPECIALTY LINES
                                                        -----------------------------------------------------------------
                                                              2004 YTD              2003 FY               2003 FY
                                                            EVALUATED AT          EVALUATED AT         EVALUATED AT
                                                              12/31/04              12/31/03             12/31/04
                                                        -----------------------------------------------------------------
Gross Accident Year                                                  64.1%                 67.1%                65.0%
     Impact of Reinsurance                                           (0.6)                  1.8                 (0.1)
                                                        ------------------    ------------------   ------------------
Net Accident Year                                                    63.5                  68.9                 64.9%
                                                                                                   ==================
     Impact of Corporate Covers                                       0.9                  (1.9)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance                  (1.1)                 22.6
                                                        ------------------    ------------------
Net Calendar Year                                                    63.3%                 89.6%
                                                        ==================    ==================

                                                                                P&C OPERATIONS
                                                        -----------------------------------------------------------------
                                                              2004 YTD              2003 FY               2003 FY
                                                            EVALUATED AT          EVALUATED AT         EVALUATED AT
                                                              12/31/04              12/31/03             12/31/04
                                                        -----------------------------------------------------------------
Gross Accident Year                                                  66.3%                 65.9%                63.0%
     Impact of Reinsurance                                            1.1                   2.2                  1.3
                                                        ------------------    ------------------   ------------------
Net Accident Year                                                    67.4                  68.1                 64.3%
                                                                                                   ==================
     Impact of Corporate Covers                                       0.2                  (5.1)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance                   0.8                  32.6
                                                        ------------------    ------------------
Net Calendar Year                                                    68.4%                 95.6%
                                                        ==================    ==================

CNA FINANCIAL CORPORATION                                             [CNA LOGO]
FINANCIAL SUPPLEMENT
IMPACT OF CATASTROPHES


TWELVE MONTHS ENDED                                   STANDARD LINES                                  SPECIALTY LINES
                                                      --------------                                  ---------------
DECEMBER 31, 2004
                                       2004 RESULTS                                    2004 RESULTS
                                          BEFORE        IMPACT OF                         BEFORE         IMPACT OF
(In millions)                          CATASTROPHES    CATASTROPHES    2004 RESULTS    CATASTROPHES    CATASTROPHES    2004 RESULTS
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net earned premiums                    $      4,925    $         (8)   $      4,917    $      2,277    $          -    $      2,277
Claim and claim adjustment expenses           3,218             260           3,478           1,426              15           1,441
Acquisition expenses                          1,095              14           1,109             428               1             429
Underwriting expenses                           593              --             593             165              --             165
Policyholders' dividends                          9              --               9               5              --               5
                                       ------------    ------------    ------------    ------------    ------------    ------------
Underwriting income (loss)                       10            (282)           (272)            253             (16)            237
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net investment income                           495              --             495             246              --             246
Other revenues                                  129              --             129             121              --             121
Other expenses                                   94              --              94             113              --             113
                                       ------------    ------------    ------------    ------------    ------------    ------------
Income (loss) before income tax,
   minority interest and net realized
   investment gains                             540            (282)            258             507             (16)            491
Income tax (expense) benefit                   (126)             99             (27)           (155)              5            (150)
Minority interest                               (10)             --             (10)            (17)             --             (17)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Income (loss) before net realized
   investment gains                             404            (183)            221             335             (11)            324
Realized investment gains                       219              --             219              84              --              84
Income tax expense on realized
   investment gains                             (80)             --             (80)            (30)             --             (30)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net income (loss)                      $        543    $       (183)   $        360    $        389    $        (11)   $        378
                                       ============    ============    ============    ============    ============    ============


FINANCIAL RATIOS
Loss & LAE                                     65.4%                           70.7%           62.6%                           63.3%
Acquisition expense                            22.2                            22.6            18.8                            18.8
Underwriting expense                           12.0                            12.0             7.3                             7.3
Dividends                                       0.2                             0.2             0.2                             0.2
                                       ------------                    ------------    ------------                    ------------
Expense ratio, including dividends             34.4                            34.8            26.3                            26.3
                                       ------------                    ------------    ------------                    ------------
Combined ratio                                 99.8%                          105.5%           88.9%                           89.6%
                                       ============                    ============    ============                    ============

TWELVE MONTHS ENDED                                     P&C OPERATIONS
                                                        --------------
DECEMBER 31, 2004
                                          2004 RESULTS
                                             BEFORE        IMPACT OF
(In millions)                             CATASTROPHES   CATASTROPHES   2004 RESULTS
                                          ------------   ------------   ------------
Net earned premiums                       $      7,202   $         (8)  $      7,194
Claim and claim adjustment expenses              4,644            275          4,919
Acquisition expenses                             1,523             15          1,538
Underwriting expenses                              758             --            758
Policyholders' dividends                            14             --             14
                                          ------------   ------------   ------------
Underwriting income (loss)                         263           (298)           (35)
                                          ------------   ------------   ------------
Net investment income                              741             --            741
Other revenues                                     250             --            250
Other expenses                                     207             --            207
                                          ------------   ------------   ------------
Income (loss) before income tax,
   minority interest and net realized
   investment gains                              1,047           (298)           749
Income tax (expense) benefit                      (281)           104           (177)
Minority interest                                  (27)            --            (27)
                                          ------------   ------------   ------------
Income (loss) before net realized
   investment gains                                739           (194)           545
Realized investment gains                          303             --            303
Income tax expense on realized
   investment gains                               (110)            --           (110)
                                          ------------   ------------   ------------
Net income (loss)                         $        932   $       (194)  $        738
                                          ============   ============   ============


FINANCIAL RATIOS
Loss & LAE                                       64.5%                          68.4%
Acquisition expense                              21.2                           21.4
Underwriting expense                             10.5                           10.5
Dividends                                         0.2                            0.2
                                          ------------                  ------------
Expense ratio, including dividends               31.9                           32.1
                                          ------------                  ------------
Combined ratio                                   96.4%                         100.5%
                                          ============                  ============


TWELVE MONTHS ENDED                                   STANDARD LINES                                 SPECIALTY LINES
                                                      --------------                                 ---------------
DECEMBER 31, 2003
                                       2003 RESULTS                                    2003 RESULTS
                                          BEFORE        IMPACT OF                         BEFORE        IMPACT OF
(In millions)                          CATASTROPHES    CATASTROPHES    2003 RESULTS    CATASTROPHES    CATASTROPHES    2003 RESULTS
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net earned premiums                    $      4,530    $         --    $      4,530    $      1,840    $          -    $      1,840
Claim and claim adjustment expenses           4,332             110           4,442           1,644               4           1,648
Acquisition expenses                          1,260              --           1,260             332              --             332
Underwriting expenses                           676              --             676             176              --             176
Policyholders' dividends                        100              --             100               3              --               3
                                       ------------    ------------    ------------    ------------    ------------    ------------
Underwriting loss                            (1,838)           (110)         (1,948)           (315)             (4)           (319)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net investment income                           407              --             407             201              --             201
Other revenues                                  199              --             199             116              --             116
Other expenses                                  197              --             197             101              --             101
                                       ------------    ------------    ------------    ------------    ------------    ------------
Loss before income tax, minority
   interest and net realized
   investment gains                          (1,429)           (110)         (1,539)            (99)             (4)           (103)
Income tax benefit                              553              39             592              58               1              59
Minority interest                                (4)             --              (4)             10              --              10
                                       ------------    ------------    ------------    ------------   -------------    ------------
Loss before net realized
   investment gains                            (880)            (71)           (951)            (31)             (3)            (34)
Realized investment gains                       361              --             361             114              --             114
Income tax expense on realized
   investment gains                            (127)             --            (127)            (40)             --             (40)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net income (loss)                      $       (646)   $        (71)   $       (717)   $         43    $         (3)   $         40
                                       ============    ============    ============    ============    ============    ============


FINANCIAL RATIOS
Loss & LAE                                     95.7%                           98.1%           89.3%                           89.6%
Acquisition expense                            27.7                            27.7            18.0                            18.0
Underwriting expense                           15.0                            15.0             9.6                             9.6
Dividends                                       2.2                             2.2             0.2                             0.2
                                       ------------                    ------------    ------------                    ------------
Expense ratio, including dividends             44.9                            44.9            27.8                            27.8
                                       ------------                    ------------    ------------                    ------------
Combined ratio                                140.6%                          143.0%          117.1%                          117.4%
                                       ============                    ============    ============                    ============

TWELVE MONTHS ENDED                                     P&C OPERATIONS
                                                        --------------
DECEMBER 31, 2003
                                          2003 RESULTS
                                             BEFORE       IMPACT OF
(In millions)                             CATASTROPHES   CATASTROPHES   2003 RESULTS
                                          ------------   ------------   ------------
Net earned premiums                       $      6,370   $          -   $      6,370
Claim and claim adjustment expenses              5,976            114          6,090
Acquisition expenses                             1,592             --          1,592
Underwriting expenses                              852             --            852
Policyholders' dividends                           103             --            103
                                          ------------   ------------   ------------
Underwriting loss                               (2,153)          (114)        (2,267)
                                          ------------   ------------   ------------
Net investment income                              608             --            608
Other revenues                                     315             --            315
Other expenses                                     298             --            298
                                          ------------   ------------   ------------
Loss before income tax, minority
   interest and net realized
   investment gains                             (1,528)          (114)        (1,642)
Income tax benefit                                 611             40            651
Minority interest                                    6             --              6
                                          ------------   ------------   ------------
Loss before net realized
   investment gains                               (911)           (74)          (985)
Realized investment gains                          475             --            475
Income tax expense on realized
   investment gains                               (167)            --           (167)
                                          ------------   ------------   ------------
Net income (loss)                         $       (603)  $        (74)  $       (677)
                                          ============   ============   ============


FINANCIAL RATIOS
Loss & LAE                                       93.8%                          95.6%
Acquisition expense                              25.0                           25.0
Underwriting expense                             13.4                           13.4
Dividends                                         1.6                            1.6
                                          ------------                  ------------
Expense ratio, including dividends               40.0                           40.0
                                          ------------                  ------------
Combined ratio                                  133.8%                         135.6%
                                          ============                  ============

CNA FINANCIAL CORPORATION                                             [CNA LOGO]
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS

THREE MONTHS ENDED
DECEMBER 31, 2004                                                 LIFE & GROUP NON-CORE
                                                                   EXCLUDING BUSINESSES  LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
(In millions)                                                       SOLD (1)              BUSINESSES SOLD (3)   NON-CORE AS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                               $              211      $              -      $              211
Insurance claims & policyholders' benefits                                       387                     4                     391
Policyholders' dividends                                                          (3)                    1                     (2)
Insurance related expenses                                                        58                    21                      79
Net investment income                                                            233                     2                     235
Other revenues                                                                    17                     2                      19
Other expenses                                                                    14                     4                      18
                                                                  ------------------      ----------------      ------------------
Income (loss) before income tax and net realized
  investment gains (losses)                                                        5                   (26)                    (21)
Income tax (expense) benefit                                                      (2)                   14                      12
                                                                  ------------------      ----------------      ------------------
Income (loss) before net realized investment gains (losses)                        3                   (12)                     (9)
Realized investment gains                                                          -                     1                       1
Income tax benefit on realized investment gains (losses)                          (1)                    -                      (1)
                                                                  ------------------      ----------------      ------------------
Net income (loss)                                                 $                2      $            (11)     $               (9)
                                                                  ==================      ================      ==================


THREE MONTHS ENDED
DECEMBER 31, 2003                                                 LIFE & GROUP NON-CORE
                                                                   EXCLUDING BUSINESSES  LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
(In millions)                                                       SOLD (1)             BUSINESSES SOLD(2)(3)  NON-CORE AS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                               $              223      $            353      $              576
Insurance claims & policyholders' benefits                                       329                   271                     600
Policyholders' dividends                                                          (1)                    4                       3
Insurance related expenses                                                        53                   124                     177
Net investment income                                                            120                    83                     203
Other revenues                                                                    41                    12                      53
Other expenses                                                                   (10)                   10                       -
                                                                  ------------------      ----------------      ------------------
Income before income tax and net realized investment gains                        13                    39                      52
Income tax expense                                                                 2                   (17)                    (15)
                                                                  ------------------      ----------------      ------------------
Income before net realized investment gains                                       15                    22                      37
Realized investment gains (losses)                                                 5                  (155)                   (150)
Income tax (expense) benefit on realized investment
  gains (losses)                                                                  (1)                   37                      36
                                                                  ------------------      ----------------      ------------------
Net income (loss)                                                 $               19      $            (96)     $              (77)
                                                                  ==================      ================      ==================

----------

(1) Retained life and group businesses principally include group and individual long term care, structured settlements, institutional markets and specialty medical.

(2) For the three months ended December 31, 2003, net realized investment losses for Life & Group Non-Core businesses sold include a pretax loss of $176 million ($130 million after-tax), related to the group business.

(3) Life and group businesses sold include group business, individual life business and CNA Trust. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS


TWELVE MONTHS ENDED
DECEMBER 31, 2004                                             LIFE & GROUP NON-CORE
                                                              EXCLUDING BUSINESSES     LIFE & GROUP NON-CORE     TOTAL LIFE & GROUP
(In millions)                                                       SOLD (1)           BUSINESSES SOLD (2)(3)   NON-CORE AS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                                   $   806                 $   115                  $   921
Insurance claims & policyholders' benefits                              1,239                     133                    1,372
Policyholders' dividends                                                   (7)                      4                       (3)
Insurance related expenses                                                222                     105                      327
Net investment income                                                     637                      55                      692
Other revenues                                                             59                      32                       91
Other expenses                                                             54                      22                       76
                                                                      -------                 -------                  -------
Loss before income tax and net realized investment gains
  (losses)                                                                 (6)                    (62)                     (68)
Income tax benefit                                                         17                      22                       39
                                                                      -------                 -------                  -------
Income (loss) before net realized investment gains (losses)                11                     (40)                     (29)
Realized investment gains (losses)                                          3                    (618)                    (615)
Income tax (expense) benefit on realized investment gains
  (losses)                                                                 (1)                    231                      230
                                                                      -------                 -------                  -------
Net income (loss)                                                     $    13                 $  (427)                 $  (414)
                                                                      =======                 =======                  =======

TWELVE MONTHS ENDED
DECEMBER 31, 2003                                             LIFE & GROUP NON-CORE
                                                              EXCLUDING BUSINESSES     LIFE & GROUP NON-CORE     TOTAL LIFE & GROUP
(In millions)                                                       SOLD (1)           BUSINESSES SOLD (2)(3)   NON-CORE AS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                                $   917                   $ 1,459                   $ 2,376
Insurance claims & policyholders' benefits                           1,213                     1,171                     2,384
Policyholders' dividends                                                (8)                       18                        10
Insurance related expenses                                             244                       510                       754
Net investment income                                                  478                       343                       821
Other revenues                                                         110                        53                       163
Other expenses                                                          24                        42                        66
                                                                   -------                   -------                   -------
Income before income tax and net realized investment gains
  (losses)                                                              32                       114                       146
Income tax (expense) benefit                                             7                       (40)                      (33)
                                                                   -------                   -------                   -------
Income before net realized investment gains (losses)                    39                        74                       113
Realized investment gains (losses)                                       3                      (144)                     (141)
Income tax benefit on realized investment gains (losses)                (1)                       34                        33
                                                                   -------                   -------                   -------
Net income (loss)                                                  $    41                   $   (36)                  $     5
                                                                   =======                   =======                   =======

(1) Retained life and group businesses principally include group and individual long term care, structured settlements, institutional markets and specialty medical.

(2) For the twelve months ended December 31, 2004, net realized investment losses for Life & Group Non-Core businesses sold include a pretax loss of $613 million ($384 million after-tax), related to the individual life business and CNA Trust. For the twelve months ended December 31, 2003, net realized investment losses for Life & Group Non-Core businesses sold include a pretax loss of $176 million ($130 million after-tax), related to the group business.

(3) Life and group businesses sold include group business, individual life business and CNA Trust. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
ASBESTOS SUMMARY BY POLICYHOLDER CATEGORY


DECEMBER 31, 2004                                                                                             PERCENT OF
                                                                            NET PAID              NET          ASBESTOS
                                                         NUMBER OF          LOSSES IN          ASBESTOS           NET
(In millions)                                          POLICYHOLDERS           2004            RESERVES        RESERVES
-------------------------------------------------------------------------------------------------------------------------
POLICYHOLDERS WITH SETTLEMENT AGREEMENTS
   Structured Settlements                                     11            $   39             $  175               10%
   Wellington                                                  4                 4                 17                 1
   Coverage in Place                                          33                14                 76                 5
   Fibreboard                                                  1                --                 54                 3
                                                          ------            ------             ------            ------
TOTAL WITH SETTLEMENT AGREEMENTS                              49                57                322                19


OTHER POLICYHOLDERS WITH ACTIVE ACCOUNTS
   Large Asbestos Accounts                                   180                47                368                22
   Small Asbestos Accounts                                 1,109                23                141                 8
                                                          ------            ------             ------            ------
TOTAL OTHER POLICYHOLDERS                                  1,289                70                509                30


ASSUMED REINSURANCE & POOLS                                   --                 8                148                 9


UNASSIGNED IBNR (1)                                           --                --                707                42


                                                          ------            ------             ------            ------
TOTAL                                                      1,338            $  135             $1,686              100%
                                                          ======            ======             ======            ======


(1)  IBNR includes claims that are incurred but not reported.